SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934
       Date of Report (DATE OF EARLIEST EVENT REPORTED) November 25,2008

                        MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 MASSACHUSETTS
                  --------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

              000-32465                                  04-3402789
          ----------------                          --------------------
    (COMMISSION FILE NUMBER NO.)              (IRS EMPLOYER IDENTIFICATION NO.)

                               95 Prescott Street
                              Worcester, MA 01605
                   -----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              Registrant's telephone number, including area code:

                                 (508) 751-5432
                             ----------------------

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure


As Mass Megawatts is commencing the commercialization of its larger units, the company is expanding into the small wind market due to the new federal investment tax credit enacted into law through the Emergency Economic Stabilization Act of 2008, that is available for equipment installed from October 3, 2008 through December 31, 2016.

The new tax credit legislation is available to help the purchase of small wind turbines for home, farm, or business use. Owners of small wind systems with 100 kilowatts (kW) of capacity and less can receive a credit for 30% of the total installed cost of the system, not to exceed $4,000 or $1,000 per kW of capacity. Due to the unprecedented demand for these units from recently passed federal tax credit legislation, Mass Megawatts is making preparation for establishing itself as a premier alternative to the traditional horizontal or propeller- style turbine technology. The company is expanding operations for commercial production to include a 5kW mini version of its full size MAT unit.

The company will be building demonstration units with a rated output of 5kW. This small unit version, or "Mini-MAT" as it's called, is expected to be directly competitive with small wind power systems currently on the market. The cost, however, is anticipated to be less. This is made possible, in large part, by its new adjustable augmenter technology.

Combining federal and state tax credit incentives as a down payment, the purchaser may finance, through the company, the remaining balance over a ten year period. At a reasonable wind location, the savings from electric costs should counter-balance these payments, making it potentially immediately profitable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MASS MEGAWATTS WIND POWER, INC.
                                                     (Registrant)

       Dated: November 25, 2008                   By: /s/ Jonathan C.  Ricker
                                               ------------------------------
                                                         Jonathan C. Ricker
                                                      Chief Executive Officer
                                                      Chief Financial Officer